 DQE EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to
18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report on Form 10-Q of DQE, Inc. (“DQE”) for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Morgan K. O’Brien, as Chief Executive Officer of DQE, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DQE.

         WITNESS the due execution hereof this 14th day of August, 2003.

/s/ MORGAN K. O’BRIEN
Morgan K. O’Brien
President and Chief Executive Officer

         This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by DQE for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

         A signed original of this certification required by Section 906 has been provided to DQE, Inc., who will retain it and furnish a copy to the Securities and Exchange Commission or its staff upon request.

Certification of Chief Financial Officer Pursuant to
18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report on Form 10-Q of DQE, Inc. (“DQE”) for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Stevan R. Schott, as Chief Financial Officer of DQE, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DQE.

         WITNESS the due execution hereof this 14th day of August, 2003.

/s/ STEVAN R. SCHOTT
Stevan R. Schott
Senior Vice President and Chief Financial Officer

         This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by DQE for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

         A signed original of this certification required by Section 906 has been provided to DQE, Inc., who will retain it and furnish a copy to the Securities and Exchange Commission or its staff upon request.